UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington,  D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 23, 2016

BBX CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Florida	001-13133	65-0507804
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

401 East Las Olas Boulevard, Suite 800, Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 954-940-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[     ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[      ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information relating to the Plan and the Plan Amendment (as each such term is defined below)  set forth under, or incorporated by reference into, Item 5.07 below is incorporated into this Item 5.02 by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2016 Annual Meeting of Shareholders (the “Annual Meeting”) of BBX Capital Corporation (the “Company”) was held on May 23, 2016. The following proposals were submitted to a vote of the Company’s shareholders at the Annual Meeting: (i) the election of seven directors to the Company’s Board of Directors, each for a term expiring at the Company’s 2017 Annual Meeting of Shareholders; (ii) a non-binding advisory vote to approve the compensation of the Company’s “named executive officers” for 2015; and (iii) the approval of an amendment to the BBX Capital Corporation 2014 Stock Incentive Plan, as amended (the “Plan”), to increase the number of shares of the Company’s Class A Common Stock available for grant under the Plan from 1,000,000 shares to 2,000,000 shares (the “Plan Amendment”).

At the Annual Meeting, the Company’s shareholders: (i) approved the election of each of the seven director nominees; (ii) approved, on a non-binding advisory basis, the compensation of the Company’s “named executive officers” for 2015; and (iii) approved the Plan Amendment.    A summary of the voting results, as certified by the Inspector of Election for the Annual Meeting, Georgeson Inc., is set forth below.

Proposal 1: Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non- Votes

Jarett S. Levan	28,967,469	409,009	-
John E. Abdo	28,166,210	1,210,268	-
Norman H. Becker	28,131,332	1,245,146	-
Steven M. Coldren	27,924,151	1,452,327	-
Willis N. Holcombe	27,958,674	1,417,804	-
Anthony P. Segreto	28,201,115	1,175,363	-
Charlie C. Winningham II	27,923,140	1,453,338	-

Proposal 2: Approval, on a Non-Binding Advisory Basis, of the Compensation of the Company’s “Named Executive Officers” for 2015

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,701,444	1,665,897	9,136	-

Proposal 3:  Approval of the Plan Amendment

Votes For	Votes Against	Abstentions	Broker Non-Votes
27,706,597	862,262	807,619	-

A description of the Plan Amendment and the material terms and conditions of the Plan, as amended by the Plan Amendment, is set forth on pages 22 through 27 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 25, 2016 (the “Proxy Statement”), is filed as Exhibit 99.1 hereto and is incorporated herein by reference.  In addition, the full text of the Plan, as amended by the Plan Amendment, is attached as Appendix A to the Proxy Statement, is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1BBX Capital Corporation 2014 Stock Incentive Plan, as amended (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 25, 2016)

99.1Description of the Plan Amendment and the BBX Capital Corporation 2014 Stock Incentive Plan, as amended (incorporated by reference to pages 22 through 27 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 25, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

65
BBX CAPITAL CORPORATION

Date: May 25, 2016
By: /s/ Raymond S. Lopez
Raymond S. Lopez,
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1

BBX Capital Corporation 2014 Stock Incentive Plan, as amended (incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 25, 2016)

99.1

Description of the Plan Amendment and the BBX Capital Corporation 2014 Stock Incentive Plan, as amended (incorporated by reference to pages 22 through 27 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 25, 2016)